UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 27, 2016

MAGNEGAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

11885 44th Street North

Clearwater, FL 33762

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On June 27, 2016, MagneGas Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”) providing for the issuance and sale by the Company of: (i) Series E-4 “Greenshoe” Warrants to purchase up to 7,017,544 shares of our common stock, and (ii) Series E-7 Warrants to purchase up to 5,263,158 shares of our common stock (collectively, including the shares underlying the Series E-4 and E-7 Warrants, the “Registered Securities”). Each Series E-4 Warrant will have an initial exercise price of $1.01. Each Series E-7 Warrant will be pre-paid at a price per share of $0.57 (a 20% discount to the last reported sale price of our common stock on the Nasdaq Capital Market on June 24, 2016) minus $0.01. This equals a total purchase price of $3,000,000 minus $52,632. The exercise price of each Series E-7 Warrant will be $0.01.

The Series E-4 Warrants will be exercisable, subject to certain limitations, immediately and will expire 90 days after shareholder approval for the Company to possibly issue underlying shares pursuant to the Purchase Agreement in excess of 19.99% of the issued and outstanding shares of common stock on June 27, 2016 is obtained and deemed effective. The Series E-7 Warrants will be exercisable, subject to certain limitations, immediately and have an infinite term of exercise.

Pursuant to the Purchase Agreement, the Investor also agreed to purchase (i) Series E-1 Warrants to purchase up to 3,508,772 shares of common stock (at an exercise price of $1.05 per share); (ii) Series E-2 Warrants to purchase up to 1,754,386 shares of common stock (at an exercise price of $1.30 per share); (iii) Series E-5 Warrants to purchase up to 3,508,772 shares of common stock (at an exercise price of $1.05 per share); and (iv) Series E-6 Warrants to purchase up to 1,754,386 shares of common stock (at an exercise price of $1.30) (collectively, the “Unregistered Warrants”).

Each Unregistered Warrant shall be initially exercisable on the six (6) month and one (1) day anniversary of the issuance date and have a term of exercise equal to seven (7) years from the date on which first exercisable. Subject to limited exceptions, a holder of Unregistered Warrants will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise. The Series E-1 and E-2 warrants vest immediately. The Series E-5 and E-6 warrants are unvested warrants which will vest ratably with the exercise of the Series E-4 Greenshoe Warrant. To the extent the Series E-4 Warrant is not exercised before its expiration, any unvested warrants will also terminate.

The Company also issued and sold to the Investor a Senior Convertible Debenture Due in June 2021 in the principal amount of $1,000,000 (the “Debenture” and, together with the Unregistered Warrants, the “Unregistered Securities”). The Debenture will have a conversion price of $0.57 (a 20% discount to the last reported sale price of our common stock on the Nasdaq Capital Market on June 24, 2016) for 1,754,386 shares of common stock issuable upon conversion of the Debenture. The Company’s subsidiaries signed a Subsidiary Guarantee in connection with the issuance of the Debenture.

A holder of the Debenture will not have the right to convert any portion of the Debenture if the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to such conversion.

The closing of the sale of these securities is expected to take place on or about June 29, 2016 (the “Closing”), subject to customary closing conditions.

Total proceeds to the Company, before expenses, will be $3,947,368 ($4,000,000 minus the $0.01 exercise price of each Series E-7 Warrant shares). The Company estimates that the net proceeds from the transactions will be approximately $3,600,000 after deducting the Company’s estimated transaction expenses. The net proceeds received by the Company will be used for working capital and general corporate purposes. General corporate purposes may include providing working capital, funding capital expenditures, or paying for acquisitions.

The Registered Securities is being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2015 and declared effective on June 15, 2016 (File No. 333- 207928) (the “Registration Statement”). We expect to file a prospectus supplement with the SEC in connection with the sale of the Registered Securities.

The Unregistered Securities will be issued and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.  Accordingly, the Investor may exercise the Unregistered Warrants or convert the Debenture and sell the underlying shares only pursuant to an effective registration statement under the Securities Act covering the resale of those shares, an exemption under Rule 144 under the Securities Act or another applicable exemption under the Securities Act.  Pursuant to a Registration Rights Agreement, dated June 27, 2016, by and between the Company and the Investor (the “Registration Rights Agreement”), the Company has agreed to file one or more registration statements with the SEC covering the resale of the shares of common stock issuable upon conversion of the Debenture and upon exercise of the Unregistered Warrants.

There was no placement agent for this transaction.

The form of the Purchase Agreement, the Series E-1 Warrant, the Series E-2 Warrant, the Series E-4 Warrant, the Series E-5 Warrant, the Series E-6 Warrant, the Series E-7 Warrant, the Registration Rights Agreement, the Debenture, and the Subsidiary Guaranty are filed hereto as Exhibits 10.1, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6,, 10.2, 10.3, and 10.4 respectively, to this Current Report on Form 8-K.  The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents attached hereto, which are incorporated herein by reference.

Item 3.02            Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

The Company issued the Unregistered Securities in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b).

Item 8.01             Other Events.

On June 27, 2016, the Company issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
Exhibit 4.1	Form of Series E-1 Warrant.
Exhibit 4.2	Form of Series E-2 Warrant.
Exhibit 4.3	Form of Series E-4 Warrant.
Exhibit 4.4	Form of Series E-5 Warrant.
Exhibit 4.5	Form of Series E-6 Warrant.
Exhibit 4.6	Form of Series E-7 Warrant.
Exhibit 5.1	Legal Opinion of Lucosky Brookman LLP.*
Exhibit 10.1	Form of Securities Purchase Agreement.
Exhibit 10.2	Form of Registration Rights Agreement.
Exhibit 10.3	Debenture
Exhibit 10.4	Form of Subsidiary Guarantee.
Exhibit 99.1	Press Release dated June 27, 2016.

*	To be filed by Amendment on or prior to the Closing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: June 27, 2016	By:	/s/ Ermanno Santilli
Ermanno Santilli
Chief Executive Officer